UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014 (September 8, 2014)

MABVAX THERAPEUTICS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11588 Sorrento Valley Rd., Suite 20

San Diego, CA 92121

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 259-9405

Telik, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K relating to MabVax’s or management’s intentions, hopes, beliefs, expectations or predictions of the future, including statements relating to the combined company’s management and board of directors and any other statements about our management team’s future expectations, beliefs, goals, plans or prospects are forward-looking statements. Our actual results could differ materially from those projected in these forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in our proxy statement (File No. 000-31265), filed with the SEC on June 3, 2014 as supplemented and amended, our proxy statement (File No. 000-31265) filed with the SEC on July 25, 2014, as supplemented and amended and in our reports on Forms 10-K, 10-Q and 8-K and other filings made with the SEC. We disclaim any intention or obligation to revise or update any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Item 1.01.	Entry Into A Material Definitive Agreement.

Director and Officer Indemnification Agreements

On September 8, 2014, the Board of Directors of MabVax Therapeutics Holdings, Inc., or MabVax, approved its entry into indemnification agreements with its directors and officers, or the Indemnification Agreements. Pursuant to the indemnification agreements, MabVax will agree to indemnify its officers and directors for certain amounts incurred as a result of a director or officer being made (or is threatened to be made) a party to an action on or behalf of MabVax or any of its subsidiaries or a third party proceeding by virtue of the fact that the director or officer was acting in his or her capacity as a director, officer employee or agent of MabVax. To the extent not otherwise addressed in the Indemnification Agreements, MabVax will also formally agree to indemnify its directors and officers to the fullest extent permitted by applicable law.

There will be certain exceptions to MabVax’s obligation to indemnify its directors and officers under the Indemnification Agreements, including exceptions for amounts (i) related to “short-swing” profit claims under Section 16(b) of the Securities Exchange Act of 1934, (ii) incurred by a director or officer to enforce their Indemnification Agreement if a court determines that the assertions made by the director or officer in such a proceeding were not made in good faith or were frivolous, (iii) for which an officer or director has already received payment from an insurance carrier, and (iv) incurred as a result of other claims voluntarily brought by an officer or director unless these amounts are approved for payment by the Board of Directors.

The agreements and obligations contained in the Indemnification Agreements will continue during the period in which a director or officer party to an indemnification agreement is a director, officer, employee or other agent of MabVax (or is or is serving at the request of MabVax as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue after this period so long as a director or officer is subject to any pending or threatened eligible claim or completed eligible claim. The above description of the Indemnification Agreements is not complete and is subject to, and qualified in its entirety by, the full text of the form of Indemnification Agreement, included as Exhibit 10.1 of this Current Report which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a), (c), (e) and (f) Not applicable.

(b) The disclosure provided under Item 5.02(d) below is incorporated herein by reference.

(d)

On September 8, 2014, Jim J. Antonopoulos resigned from his position as a member of the Board of Directors, and the Board of Directors appointed Robert Hoffman to fill the vacancy created by Mr. Antonopoulos’s resignation.

Robert E. Hoffman, 48, has been appointed to serve as a member of each of the Board of Directors, the Compensation Committee and the Audit Committee and will also serve as Chairman of the Nominating Committee. Since June of 2012, Mr. Hoffman has served the Senior Vice President, Finance and Chief Financial Officer of Arena Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, or Arena. Mr. Hoffman previously served as Arena’s Vice President, Finance and Chief Financial Officer from August 2011 to June 2012 and from December 2005 to March 2011, as its Vice President, Finance and Chief Accounting Officer from June 2004 to December 2005, as its Vice President of Finance from April 2000 to June 2004; and as its Controller from August 1997 to April 2000. From March 2011 to August 2011, Mr. Hoffman served as Chief Financial Officer for Polaris Group, a biopharmaceutical drug company. Mr. Hoffman is currently a member of the board of directors of CombiMatrix Corporation, a molecular diagnostics company. He also currently serves as a member of the Financial Accounting Standards Board’s Small Business Advisory Committee and the steering committee of the Association of Bioscience Financial Officers. In addition, Mr. Hoffman is a member and a former director and President of the San Diego Chapter of Financial Executives International. Mr. Hoffman holds a B.B.A. from St. Bonaventure University, and is licensed as a C.P.A. (inactive) in the State of California.

In connection with his appointment, Mr. Hoffman also received fully-vested non-qualified options to purchase up to 11,116 (88,931 pre-split) shares of MabVax common stock at an exercise price of $8.48 ($1.06 pre-split) and will be eligible to receive the cash compensation described in Item 8.01 as an Outside Director (defined below). The disclosures in Item 8.01 and the disclosures in Item 1.01 are hereby incorporated by reference to this Item.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures in Items 5.07 and 8.01 are hereby incorporated by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 8, 2014 MabVax reconvened the Special Meeting of Stockholders that previously commenced on August 20, 2014 at its offices located at 11588 Sorrento Valley Rd., Suite 20, San Diego, CA 92121. Of the 27,897,535 shares of MabVax’s common stock entitled to vote at the meeting, 24,527,177 shares were represented at the meeting in person or by proxy, constituting a quorum. Preliminary voting results are presented below.

1. Approval of an amendment to MabVax’s amended and restated certificate of incorporation to effect a reverse stock split of its common stock at a ratio in the range of 1:5 to 1:15, such ratio to be determined by the Board of Directors:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,390,132	133,898	3,147	0

2. Approval of an amendment and restatement of MabVax’s amended and restated certificate of incorporation to (a) increase the number of shares of common stock to a new total of 150,000,000 shares, (b) increase the number of shares of MabVax’s preferred stock to a new total of 15,000,000 shares, and (c) change the Company’s name from Telik to “MabVax Therapeutics Holdings, Inc.”:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
23,017,886	76,428	17,912	1,414,951

3. Authorization to adjourn the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1and/or Proposal 2:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,315,046	194,550	17,581	0

Both proposals were approved by the holders of a majority of the outstanding shares of MabVax’s common stock eligible to vote on such proposal. The preliminary voting results presented above do not give effect to any limitations on conversion applicable to the Series A-1 and Series B Convertible Preferred Stock. However, even after giving effect to such limitations, all of the above proposals have been approved by the holders of more than a majority of the issued outstanding shares of MabVax common stock eligible to vote on such proposals. MabVax will amend this Current Report on Form 8-K to reflect the exact number of eligible shares voting in favor of each proposal after giving effect to the conversion limitations once the information is known as required by Form 8-K. These items were acted upon as described further in Item 8.01 below.

Item 8.01.	Other Items.

Reverse Stock Split, Name Change and Increase in Authorized Shares

On September 8, 2014, MabVax filed an amended and restated certificate of incorporation to increase the authorized number of shares of MabVax common stock to a new total of 150,000,000 shares, increase the number of shares of MabVax’s preferred stock to a new total of 15,000,000 shares, and change the name of Telik, Inc. to “MabVax Therapeutics Holdings, Inc.” As disclosed above in Item 5.07, amendment and restatement of the certificate of incorporation effectuating the name change and above authorized share increases was approved by MabVax’s stockholders at the special meeting and by the Board of Directors at a meeting of the Board, each such meeting held on September 8, 2014. The amended and restated certificate of incorporation is attached to this Current Report as Exhibit 3.1.

On September 8, 2014, following the filing of the amended and restated certificate disclosed above, MabVax filed a certificate of amendment to the amended and restated certificate of incorporation to effect an 8-for-1 reverse stock split, or the reverse split, effective as of 4:01p.m. Eastern Time on September 8, 2014, or the Effective Date. As disclosed above in Item 5.07, the reverse split was approved by MabVax’s stockholders at the special meeting and by the Board of Directors at a meeting of the Board, each such meeting held on September 8, 2014. The certificate of amendment to MabVax’s amended and restated certificate of incorporation is attached to this Current Report as Exhibit 3.2.

On the Effective Date, immediately and without further action by MabVax’s stockholders, every 8 shares of MabVax common stock, issued and outstanding immediately prior to the Effective Time was automatically converted into 1 share of MabVax common stock. As a result of the reverse split and calculated as of the Record Date, the number of outstanding shares of MabVax common stock was reduced to approximately 1,741,617, excluding outstanding and unexercised share options and warrants and subject to adjustment for fractional shares. No fractional shares were issued as a result of the reverse split and, in lieu of these fractional shares, any holder of less than 1 share of MabVax common stock was entitled to receive cash for such holder’s fractional share equal to the product of such fraction multiplied by the average of the last reported bid and ask prices of MabVax’s common stock at 4:00 p.m., Eastern time, end of regular trading hours on OTCQB marketplace, during the 10 consecutive trading days ending on the last trading day prior to the Effective Date. Further, any options, warrants and contractual rights outstanding as of the Effective Date that were subject to adjustment were adjusted in accordance with their terms. These adjustments included, without limitation, changes to the number of shares of MabVax common stock that may be obtained upon exercise or conversion of these securities, and changes to the applicable exercise or purchase price of such securities. The certificate of amendment to MabVax’s amended and restated certificate of incorporation is filed as Exhibit 3.1 of this Current Report and is incorporated by reference herein.

Shares of MabVax common stock will begin to trade on OTCQB marketplace on a post-split basis under the name MabVax Therapeutics Holdings, Inc. on or about September 10, 2014 under the new CUSIP number 55414P108. Commencing on or about October 8, 2014, shares of MabVax common stock will begin trading on the OTCQB marketplace on under the trading symbol “MBVX.”

For further information about the proposals authorizing the Board of Directors to implement the reverse split, name change and increase in the number of authorized shares of MabVax common stock and preferred stock please refer to MabVax’s proxy statement filed with the SEC on July 25, 2014, as supplemented and amended.

Non-Employee Director Board Compensation Policy

On September 8, 2014, the Board of Directors, acting on the recommendation of the Compensation Committee, amended and restated MabVax’s Non-Employee Director Compensation Policy, or the Policy, to revise the compensation arrangements with respect to members of the Board of Directors who are not an employees of, or compensated consultants to MabVax or any of its affiliates, each such director, an Outside Director.

Under the Policy, each Outside Director will receive, non-qualified stock options to purchase up to 6,948 (55,582 pre-split) shares of MabVax common stock pursuant to MabVax’s 2014 Employee, Director and Consultant Equity Incentive Plan, or the Stock Plan, each year on the yearly anniversary of the Outside Director’s first date of service as an Outside Director. Unless otherwise specified by the Board of Directors or the Compensation Committee at the time of grant, all annual option grants to purchase shares of MabVax common stock granted under the Policy will (i) vest one year from the date of the grant, subject to the Outside Director’s continued service on the Board of Directors, and (ii) have an exercise price equal to the fair market value of MabVax’s common stock as determined in the Stock Plan on the date of grant.

Each newly appointed or elected Outside Director will be granted a non-qualified stock option to purchase up to 11,116 (88,931 pre-split) shares of MabVax common stock on the date of his or her initial appointment or election to the Board of Directors. Unless otherwise specified by the Board of Directors or the Compensation Committee at the time of grant, these initial option grants will (i) be fully vested on the date of the grant, and (ii) have an exercise price equal to the greater of (x) $4.48 ($0.56 pre-split) per share or (y) the fair market value of shares of MabVax common stock as determined in the Stock Plan on the date of grant.

Outside Directors will also receive annual cash payments of $12,000 payable on a monthly pro-rata basis and will receive cash payments of $1,250 per meeting attended in person and $750 per meeting attended telephonically.

Press Release

In connection with the items disclosed in this Current Report, MabVax issued the press release attached to this Current Report as Exhibit 99.1 on September 9, 2014.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation

10.1	Form of Indemnification Agreement

99.1	Press Release dated September 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Date: September 9, 2014	By:	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation

10.1	Form of Indemnification Agreement

99.1	Press Release dated September 9, 2014